Dear SMT Fund Shareholder:

The question of when will the market turn around is on everyone's mind. I would like to use this letter as the forum to offer my input on major points.

First: The economy is showing signs of a recovery while the stock market continues to decline further in value - why? Economic statistics represent what has actually happened in the economy over some prior period of time. By comparing a figure such as the GDP (Gross Domestic Product) for the most current reporting period to the one prior, we can conclude factually that the U.S. economy was more or less productive during that period.

The stock market, however, is forward looking and pays much less attention to what "has already" happened. What can we conclude from this information? I see three possible explanations.

1) The economy is not going to continue its recovery and will roll over into a worse recession or possible depression.

2) Although the economy is recovering and will continue to recover, stocks remain overvalued relative to investor's comfort levels.

3) The economy is recovering, will continue to recover and stocks have been oversold due to investor fear - particularly in growth stocks.

Conceding in advance that no one knows for sure, I am in the camp of #3. My reasons for feeling this way are based on two sentiment indicators, the put/call ratio and volatility index both indicating very oversold market conditions and the fact that company earnings to yields attainable in bonds are historically undervalued.

Second: Why has the SMT Fund remained in the market during several prolonged down turns in the market? ------

Technical analysis, which is the backbone of market timing, is by no means an exact science. The idea is simply to enter and exit the market at points with historically attractive risk reward ratios. In doing so, over time, the objective is to add value to the underlying investment vehicle by buying lower than you sell. During what can now be described as a bear market, these drawdowns will typically be larger than during a healthy bull market. The most important point here is that outperforming a down market will simply be losing less, so that more capital is available when things turn.

Third: Why have we remained in the NASDAQ verses the S & P 500 or Dow Jones Industrial Average? -----

Both of these indices have certainly done much better than the NASDAQ in the last few years. However, there have been many years where this has not been the case. Conceding that we do not know which years certain indices or sectors will perform better or worse, it has been our decision to use smaller companies (the NASDAQ), which over time have the capability to grow more quickly and therefore potentially provide better returns.

In closing, I thank you for remaining a SMT Fund shareholder through what has become the worst bear market in decades. Although current values are down significantly from their peaks, I strongly encourage everyone to stay the course. Regardless of what strategy an investor chooses, history has demonstrated that staying with it during the most trying times leads to the end reward of solid long-term growth.

Very Truly Yours,




Craig M. Pauly
President

For a prospectus and more information, including charges and expenses, call toll free 1-877-SMT-Fund. The prospectus should be read carefully before investing. Past performance does not guarantee future results. The material contains forward-looking statements regarding the intent, beliefs, or current expectations of the author. Such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions.

Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204. Member NASD and SIPC

Management's Review of Fund Performance

The SMT Fund had a year of much better relative performance than its benchmark - the NASDAQ 100. The NASDAQ 100 Index Tracking Stock (which the SMT Fund invests in) was down 32.82% for the period 6/1/01 - 5/31/02). For the same period, the SMT Fund was down 24.94%. Year to date (as of 5/31/02) the SMT Fund was down 13.39% versus -23.36% for the NASDAQ 100. The losses of a buy and hold strategy were reduced by approximately 50% for each period, thereby allowing much more capital to be invested when the market recovers.

This table summarizes performance of the Fund relative to major indices.

                               Actual Return         Actual Return         Actual Return      Average Annual
                                  Quarter             Calendar                One Year             Total Return
                            (3/1/02 - 5/31/02)       Year-to-Date       (5/31/01-5/31/02)       Since Inception
                                                  (1/1/02 - 5/31/02)                            (6/5/98-5/31/02)
                                                                                                  (Annualized)
SMT Fund                            -7.32%             -13.39%                -24.94%                -10.34%
                            --------------------- --------------------- --------------------- ---------------------
NASDAQ Composite                    -6.70%             -18.66%                -23.27%                  -2.01%
                            --------------------- --------------------- --------------------- ---------------------
NASDAQ 100                         -11.09%             -23.36%                -32.82%                 +0.33%
                            --------------------- --------------------- --------------------- ---------------------
S&P 500                             -3.27%               -6.52%               -13.86%                  -0.23%
                            --------------------- --------------------- --------------------- ---------------------
DJ Industrial                       -1.32%               -0.19%                 -7.39%                  4.57%
                            --------------------- --------------------- --------------------- ---------------------
S&P 400 Mid Cap                     +4.85%              +4.44%                 +2.39%               +11.57%
                            --------------------- --------------------- --------------------- ---------------------
S&P 500 Growth                       -6.78%              -9.67%                -12.58%                 -0.85%
                            --------------------- --------------------- --------------------- ---------------------
S&P 500 Value                       +0.27%               -3.38%                -15.42%                +1.26%
                            --------------------- --------------------- --------------------- ---------------------


The SMT Fund


          The Fund $6,466      S&P 500 - $9,911      NASDAQ Composite $9,223
     6/5/98       10,000.00            10,000.00              10,000.00
    7/31/98       10,790.00             9,904.73              10,585.02
    9/30/98       10,600.00             9,017.06               9,583.35
   11/30/98       11,550.00            10,340.54              11,035.87
    1/31/99       13,194.49            11,393.17              14,191.94
    3/31/99       13,227.10            11,480.53              13,949.18
    5/31/99       13,314.05            11,643.98              14,007.57
    7/31/99       13,020.59            11,906.32              14,968.00
    9/30/99       13,422.73            11,523.89              15,586.04
   11/30/99       12,509.77            12,500.92              18,942.86
    1/31/00       12,698.94            12,571.75              22,375.37
    3/31/00       13,549.79            13,539.87              25,973.87
    5/31/00       12,337.33            12,863.07              19,322.59
    7/31/00       12,188.43            12,974.35              21,407.55
    9/30/00       12,060.80            13,052.48              20,879.45
   11/30/00       11,167.41            11,973.18              14,773.82
    1/31/01       11,677.92            12,458.54              15,774.27
    3/31/01        8,529.77            10,605.85              10,476.22
    5/31/01        8,636.13            11,505.12              12,019.81
    7/31/01        8,678.67            11,114.65              11,550.25
    9/30/01        6,275.02             9,578.48               8,545.16
   11/30/01        7,125.87            10,509.80              11,011.57
    1/31/02        6,934.43            10,447.30              11,038.45
    3/31/02        7,232.23            10,631.01              10,538.56
    5/31/02        6,466.46             9,910.96               9,223.00

This chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index, and the NASDAQ Composite Index on June 5, 1998 (date of inception of the Fund) and held through May 31, 2002. The S&P 500 Index and the NASDAQ Composite are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the SMT Fund portfolio. Individuals cannot invest directly in these Indices. Performance figures reflect the change in value of equity in the Index, and is not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the SMT Fund, please call 1-877-SMT-FUND to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204. Member NASD and SIPC

The SMT Fund
Schedule of Investments - May 31, 2002

                                                          Shares                   Value
Unit Investment Trust - 101.6%
NASDAQ 100 Trust Series 1 (Cost $2,246,699)               70,000                   $ 2,102,800
                                                                                 ------------------

TOTAL INVESTMENTS - 101.6%  (Cost $2,246,699)                                        2,102,800
                                                                                 ------------------
Liabilities in excess of other assets - (1.6)%                                         (32,121)
                                                                                 ------------------
TOTAL NET ASSETS - 100.0%                                                           $ 2,070,679
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements.


The SMT Fund                                                                              May 31, 2002
Statement of Assets & Liabilities


Assets
Investment in securities, at value (cost $2,246,699)                                       $ 2,102,800
Interest Receivable                                                                                588
Deferred organization cost                                                                       8,638
                                                                                    -------------------
     Total assets                                                                            2,112,026

Liabilities
Payable to custodian                                                                            26,742
Management fees accrued                                                                         14,572
Miscelleneous expense accrued                                                                       33
                                                                                    -------------------
     Total liabilities                                                                          41,347

Net Assets                                                                                 $ 2,070,679
                                                                                    ===================

Net Assets consist of:
Paid-in capital                                                                            $ 7,724,450
Accumulated net realized gain (loss) on investments                                         (5,509,872)
Net unrealized appreciation (depreciation) on investments                                     (143,899)
                                                                                    -------------------

Net Assets, for 681,202 shares                                                             $ 2,070,679
                                                                                    ===================

Net Asset Value

Net asset value, offering and redemption price per share ($2,070,679 / 681,202)                 $ 3.04
                                                                                    ===================

See accompanying notes which are an integral part of the financial statements.

The SMT Fund
Statement of Operations
For the year ended May 31, 2002

Investment Income
Interest income                                                                            $ 28,346
                                                                                 -------------------
Total Income

Expenses
Investment advisory fee                                                                     124,035
Trustees' fees                                                                                3,500
Organization expense                                                                          8,683
                                                                                 -------------------
                                                                                 -------------------
Total operating expenses                                                                    136,218

Net Investment Loss                                                                      $ (107,872)
                                                                                 -------------------

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities                                          (580,243)
Change in net unrealized appreciation (depreciation) on
  investment securities                                                                    (129,563)
                                                                                 -------------------
                                                                                 -------------------
Net realized and unrealized gain (loss) on investments                                     (709,806)
                                                                                 -------------------
Net increase (decrease) in net assets resulting from operations                          $ (817,678)
                                                                                 ===================

See accompanying notes which are an integral part of the financial statements.

The SMT Fund
Statement of Changes In Net Assets

                                                                      Year ended           Year ended
                                                                     May 31, 2002         May 31, 2001
                                                                 ---------------------  ------------------

Increase (Decrease) in Net Assets
From Operations
  Net investment income (loss)                                             $ (107,872)         $ (158,806)
  Net realized gain (loss) on investment securities                          (580,243)         (1,869,974)
  Change in net unrealized appreciation (depreciation)                       (129,563)           (110,564)
                                                                 ---------------------  ------------------
  Net increase (decrease) in net assets resulting from operations            (817,678)         (2,139,344)
                                                                 ---------------------  ------------------
Distributions
   From net realized gain                                                           0                   0
                                                                                        ------------------
                                                                 ---------------------  ------------------
   Total distributions                                                              0                   0
                                                                 ---------------------  ------------------
Share Transactions
  Net proceeds from sale of shares                                             56,141             781,369
  Shares issued in reinvestment of distributions                                    0                   0
  Shares redeemed                                                            (862,688)         (4,180,811)
                                                                 ---------------------  ------------------
  Net increase (decrease) in net assets resulting
       from share transactions                                               (806,547)         (3,399,442)
                                                                 ---------------------  ------------------
Total increase (decrease) in net assets                                    (1,624,225)         (5,538,786)

Net Assets
  Beginning of period                                                       3,694,904           9,233,690
                                                                 ---------------------  ------------------

  End of period                                                           $ 2,070,679         $ 3,694,904
                                                                 =====================  ==================


Shares of capital stock of the Fund sold and redeemed:
  Shares sold                                                                  16,310             148,276
  Shares reinvested                                                                 0                   0
  Shares redeemed                                                            (246,624)           (828,712)
                                                                 ---------------------  ------------------
                                                                                        ------------------
Net increase (decrease) in number of shares outstanding                      (230,314)           (680,436)
                                                                 =====================  ==================

See accompanying notes which are an integral part of the financial statements.

The SMT Fund
Financial Highlights

                                                    Year ended           Year ended           Year ended          Year ended
                                                   May 31, 2002         May 31, 2001         May 31, 2000      May 31, 1999 (a)
                                                 ------------------   -----------------    -----------------   ------------------
Selected Per Share Data
Net asset value, beginning of period                        $ 4.05              $ 5.80              $ 12.25              $ 10.00
                                                 ------------------   -----------------    -----------------   ------------------
Income from investment operations
  Net investment loss                                        (0.14)              (0.12)               (0.21)               (0.22)
  Net realized and unrealized gain (loss)                    (0.87)              (1.63)               (0.08)                3.44
                                                 ------------------   -----------------    -----------------   ------------------
                                                 ------------------   -----------------    -----------------   ------------------
Total from investment income (loss) operations               (1.01)              (1.75)               (0.29)                3.22
                                                 ------------------   -----------------    -----------------   ------------------
Distributions to shareholders
  From net investment income                                  0.00                0.00                 0.00                 0.00
  From net realized gain                                      0.00                0.00                (6.16)               (0.97)
                                                 ------------------   -----------------    -----------------   ------------------
Total distributions                                           0.00                0.00                (6.16)               (0.97)
                                                 ------------------   -----------------    -----------------   ------------------

Net asset value, end of period                              $ 3.04              $ 4.05               $ 5.80              $ 12.25
                                                 ==================   =================    =================   ==================

Total Return                                                (24.94)%            (30.17)%              (7.34)%             33.14% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                             $2,071              $3,695               $9,234              $16,530
Ratio of expenses to average net assets                      4.99%               4.99%                4.99%                4.99% (c)
Ratio of net investment income (loss) to
   average net assets                                        (3.95)%             (2.24)%              (2.30)%              (1.94)(c)
Portfolio turnover rate                                  8,576.01%           7,338.15%           23,116.67%           10,710.86% (c)

(a) For the period June 5, 1998 (commencement of operations)
(b) For periods of less than a full year, total returns are not annualized
(c) Annualized

See accompanying notes which are an integral part of the financial statements.

                                 The SMT Fund
                          Notes to Financial Statements
                                  May 31, 2002

NOTE 1. ORGANIZATION

The SMT Fund (the "Fund") was organized as a series of Securities Management & Timing Funds, an Ohio business trust (the "Trust") on February 20, 1998 and commenced operations on June 5, 1998. The Agreement and Declaration of Trust of the Trust permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end investment company and a diversified series of the Trust. The SMT Fund's investment objective is to provide a higher total return over the long term than the total return of the United States equity markets. Prior to July 20, 1999, the investment objective was to provide long-term capital appreciation. The Fund seeks to achieve its objective by following a market timing strategy, which is based on a proprietary investment model developed by Securities Management & Timing, Inc. (the "Adviser"). The Fund attempts to be "in the market" (invested in a broad range of common stocks or stock index products) when the market is rising and "out of the market" (invested in money market instruments) when the market is declining.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Dividends and Distributions to Shareholders - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its short term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carry-overs, such gains will not be distributed.

Federal Income Taxes - It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulate investment companies and to distribute all of its taxable income to its shareholders.

Expenses - Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. For the year ended May 31, 2002, the amount of organization expense that was expensed was $8,683. At May 31, 2002, the unamortized balance was $8,638.

Estimates - Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 The SMT Fund
                          Notes to Financial Statements
                                  May 31, 2002

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES -continued

Securities Transactions and Related Income - Securities transactions are recorded on a trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Other - Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-captial.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Securities Management & Timing, Inc., (the "Adviser") to manage the Fund's investments. As compensation for its management services, the Fund is authorized to pay the Adviser a fee equal to an annual average rate of 4.95% of its average daily net assets of the Fund, minus the amount by which the Fund's total expenses (including organizational expenses, but excluding brokerage fees and commissions, taxes, interest and extraordinary expenses) exceeds 4.99%. The Adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. For the year ended May 31, 2002, the Adviser earned fees of $124,035 from the Fund. Craig M. Pauly is the President of the Adviser, and an officer, shareholder and Trustee of the Fund.

NOTE 4. INVESTMENTS

For the year ended May 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $142,948,099 and $143,624,433, respectively. As of May 31, 2002, there was no unrealized appreciation, however, the gross unrealized depreciation for all securities totaled $143,899 for a net unrealized depreciation of $143,899. The total cost of securities for federal income tax purposes on May 31, 2002 was $2,428,531. The difference between book cost and tax cost consists of wash sales in the amount of $181,832.

NOTE 5.  LOSS CARRYFORWARDS

At May 31, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $4,997,527, of which $1,131,056 expires in 2008, $520,103 expires in 2009 and $3,346,368 expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

  INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
The SMT Fund

We have audited the accompanying statement of assets and liabilities of the SMT Fund, including the schedule of portfolio investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the period of June 5,1998 (commencement of operations) through May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of May 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SMT Fund as of May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period of June 5,1998 (commencement of operations) through May 31, 1999, in conformity with accounting principles generally accepted in the United States of America.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
June 14, 2002

                              TRUSTEES AND OFFICERS

         The following table provides information regarding each Trustee who is a "non-interested person" of the Trust, as defined in the Investment Company Act of 1940.

---------------------------------------- ---------------------------------- -----------------------------------------
                                          Position(s) Held with Trust and     Number of Portfolios in Fund Complex
    Name, Address and Year of Birth            Length of Time Served                  Overseen by Trustee
---------------------------------------- ---------------------------------- -----------------------------------------
Brian D. Duddles
703 Main Street                                Trustee and Secretary                          N/A
P.O Box 1169                                        Since 1998
Frankfort, MI 49635
1963
--------------------------------------------------------------------------- -----------------------------------------
                Principal Occupations During Past 5 Years                     Other Directorships Held by Trustee
--------------------------------------------------------------------------- -----------------------------------------
Assistant  Vice  President of State Savings Bank of Frankfort  since 7/99;
Origination Manager at Stone Ridge Mortgage from 7/94 to 7/99.                                None
-------------------------------------- ---------------------------------- -----------------------------------------
    Name, Address and Year of Birth       Position(s) Held with Trust and     Number of Portfolios in Fund Complex
                                               Length of Time Served                  Overseen by Trustee
---------------------------------------- ---------------------------------- -----------------------------------------
Jeffrey T. Nowicki
131 South Division Street, Suite 300            Trustee since 1998                            N/A
Grand Rapids, MI  49503
1966
--------------------------------------------------------------------------- -----------------------------------------
                Principal Occupations During Past 5 Years                     Other Directorships Held by Trustee
--------------------------------------------------------------------------- -----------------------------------------
Partner at Lamothe Nowicki & Kreps LLC, an advertising company, since None 7/97;
Partner at Partners Advertising, an advertising company, from 1/95 to 7/97.
--------------------------------------------------------------------------- -----------------------------------------

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

---------------------------------------- ---------------------------------- -----------------------------------------
    Name, Address and Year of Birth       Position(s) Held with Trust and     Number of Portfolios in Fund Complex
                                               Length of Time Served                  Overseen by Trustee
---------------------------------------- ---------------------------------- -----------------------------------------
Craig M. Pauly*
620 Woodmere, Suite B                           Trustee, President                            N/A
Traverse City, MI  49686                     and Treasurer since 1988
1971
--------------------------------------------------------------------------- -----------------------------------------
                Principal Occupations During Past 5 Years                     Other Directorships Held by Trustee
--------------------------------------------------------------------------- -----------------------------------------
Director and President of Securities Management & Timing, Inc. since 1993.                    None
--------------------------------------------------------------------------- -----------------------------------------
*Mr. Pauly is an "interested person" of the Trust because he is an officer of the Trust and the Advisor.

         The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-877-SMT-Fund.
